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                                                                   Exhibit 10.12
                                                                   -------------
                                  AMENDMENT TO

                       1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED: That Keane, Inc.'s 1992 Employee Stock Purchase Plan be and hereby is amended by inserting a new Section 5.5 (Full Funding Upon a Change in Control) as set forth below:

        "4.  Offerings.

        The Plan will be implemented by consecutive semi-annual offerings (referred to herein collectively as "Offerings" and individually as an "Offering"). Offerings will begin each January 1 and July 1, or the first business day thereafter. The Board of Directors may, at its discretion, chooses a different offering period of twelve (12) months or less for subsequent Offerings. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering."


                                    Adopted by the Board of
                                    Directors of Keane, Inc. on
                                    February 15, 2001